UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2011
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
   Underwriting Agreement
     On January 19, 2011, Targa Resources Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 8,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $33.67 per Common Unit ($32.41 per Common Unit, net of underwriting discounts) (the “Equity Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option (the “Option”) to purchase up to an additional 1,200,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
     The sale of the 8,000,000 Common Units pursuant to the Underwriting Agreement is expected to close on January 24, 2011. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic effective registration statement on Form S-3 (File No. 333-165959) (the “Registration Statement”).
     In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Relationships
     The Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Partnership or its affiliates for which they have received or will receive customary fees and expenses. The Underwriters and their affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. Additionally, affiliates of each of the Underwriters, except Robert W. Baird & Co. Incorporated, are lenders under the Partnership’s senior secured credit facility and accordingly may receive a substantial portion of the proceeds from the Equity Offering that are used for the repayment of borrowings under such facility. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximately 2.9% fully diluted indirect ownership interest in Targa Resources Corp.
Purchase Agreement
     On January 19, 2011, the Partnership entered into a Purchase Agreement (the “Purchase Agreement”), among the Partnership, its wholly-owned subsidiary, Targa Resources Partners Finance Corporation (“Finance Corp” and together with the Partnership, the “Issuers”), certain subsidiary guarantors named therein (the “Guarantors”) and Deutsche Bank Securities Inc., as representative of the several initial purchasers (the “Initial Purchasers”), pursuant to which the Issuers agreed to issue and sell to the Initial Purchasers $325,000,000 in aggregate principal amount of the Issuers’ 6?% senior unsecured notes due 2021 (the “Notes”). The Notes were sold at 100.000% of par to yield 6.875% to maturity, resulting in gross proceeds to the Partnership of $325,000,000.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Relationships
     The Initial Purchasers or their respective affiliates have performed investment banking, financial advisory and commercial banking services for the Partnership and certain of its affiliates, for which they have received customary compensation, and they may continue to do so in the future. Merrill Lynch, Pierce, Fenner & Smith Incorporated was co-lead arranger, administrative agent and co-documentation agent under the Partnership’s senior secured credit facility and affiliates of each of the Initial Purchasers are lenders under the senior secured credit facility. The Partnership will repay a portion of the outstanding borrowings under this facility using the proceeds of the Notes offering and, accordingly, such Initial Purchasers and affiliates will receive a substantial portion of the proceeds from the Notes offering. Certain of the Initial Purchasers acted as underwriters in connection with the Partnership’s January 2011 equity offering and will receive customary compensation. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximately 2.9% fully diluted indirect ownership interest in Targa Resources Corp. The Partnership has entered into swap transactions with affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain of the other Initial Purchasers and has agreed to pay these counter parties a fee in an amount the Partnership believes to be customary in connection with these transactions. U.S. Bancorp Investments, Inc. is an affiliate of the trustee under the indentures for the Notes as well as the Issuers’ 8 1/4% senior unsecured notes due 2016, 11 1/4% senior unsecured notes due 2017 and 7?% senior unsecured notes due 2018.

Item 7.01	Regulation FD Disclosure.
     On January 19, 2011, the Partnership issued a press release announcing the pricing of the Common Units and a press release announcing the pricing of the Notes. A copy of each press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

Item 8.01	Other Events.
     In connection with the Equity Offering, the Partnership is filing the opinions of Vinson & Elkins L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Vinson & Elkins L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated as of January 19, 2011 by and among Targa Resources Partners LP and the Underwriters named therein.
1.2	Purchase Agreement dated as of January 19, 2011 by and among the Issuers, the Guarantors and Deutsche Bank Securities Inc., as representative of the several Initial Purchasers.
5.1	Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto).
99.1	Press Release dated January 19, 2011, announcing the pricing of the Common Units.
99.2	Press Release dated January 19, 2011, announcing the pricing of the Notes.
Forward Looking Statements
Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC,
its general partner

Dated: January 24, 2011	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement dated as of January 19, 2011 by and among Targa Resources Partners LP and the Underwriters named therein.
1.2	Purchase Agreement dated as of January 19, 2011 by and among the Issuers, the Guarantors and Deutsche Bank Securities Inc., as representative of the several Initial Purchasers.
5.1	Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)
99.1	Press Release dated January 19, 2011, announcing the pricing of the Common Units.
99.2	Press Release dated January 19, 2011, announcing the pricing of the Notes.